                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported):                       September 5, 2003
                                                   ----------------------------


                          INSITUFORM TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                       0-10786                      13-3032158
-------------------------------    ------------------------    ----------------------------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer Identification
         incorporation)                                                    No.)

      702 Spirit 40 Park Drive, Chesterfield, Missouri                     63005
-----------------------------------------------------------    ----------------------------
          (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number,
including area code                                          (636) 530-8000
                                                       -------------------------


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Item 7. Financial Statements and Exhibits.

         (c) Exhibits.

                  See the Index to Exhibits attached hereto.


Item 9. Regulation FD Disclosure.

         On September 5, 2003, the registrant issued a press release announcing acquisition of the business of Insituform East, Inc. The press release is furnished herewith as Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 INSITUFORM TECHNOLOGIES, INC.


                                 By: /s/ Joseph A. White
                                     ------------------------------------------
                                     Joseph A. White
                                     Vice President and Chief Financial Officer

Date: September 5, 2003


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                                INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

      Exhibit         Description
      -------         -----------

      1               Not applicable.
      2               Not applicable.
      4               Not applicable.
      16              Not applicable.
      17              Not applicable.
      20              Not applicable.
      23              Not applicable.
      24              Not applicable.
      99.1            Press release of Insituform Technologies, Inc., dated
                      September 5, 2003, announcing acquisition of the business
                      of Insituform East, Inc.